FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
12.	FAIR VALUE MEASUREMENTS
Authoritative literature provides a fair value hierarchy, which prioritizes the input to valuation techniques used to measure fair values into three broad levels. The level in the hierarchy within which the fair value measurements in its entirety is based upon the lowest level of input that is significant to the fair value measurement as follows:

•	Level 1 – inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

•
Level 2 – inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•
Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar techniques.

The carrying

values of cash equivalents, bank time
deposits
included in restricted cash, long-term deposits, long-term receivables and other long-term liabilities approximated fair values and were classified as level 2 in the fair value hierarchy.
The fair value of the reporting unit of Mocha and Other as of December 31, 2025 as described in Note 2(k) was estimated by using level 3 inputs based on income approach.
The fair values as of December 31, 2025 and 2024 for the long-lived assets impairment of Altira Macau as described in Note 2(l) were estimated by using level 3 inputs based on a combination of income and cost approaches.
The estimated fair values of long-term debt as of December 31, 2025 and 2024, were approximately $6,738,957 and $6,883,455, respectively, as compared to their carrying values, excluding unamortized deferred financing costs and original issue premiums, of $
6,766,819
and $7,180,185, respectively. Fair values for the senior notes were estimated based on recent trades, if available, and indicative pricing from market information and were classified as level 2 in the fair value hierarchy. Fair values for the credit facilities approximated their carrying values as the instruments carried variable interest rates that approximated the market rates and were classified as level 2 in the fair value hierarchy.
As of December 31, 2025, the fair values of interest rate swaps and cross-currency swaps approximated the amounts the Company would pay if these contracts were settled at the respective valuation dates. Fair value is estimated based on a discounted cash flow model that projects future cash flows and discounts those future cash flows to a present value by using level 2 inputs such as interest rate yields and foreign currency exchange rates. The fair values of the interest rate swaps and cross-currency swaps were disclosed in Note 9 and Note 10 respectively.
As of December 31, 2025 and 2024, the Company did not have any non-financial
assets or liabilities that were recognized or disclosed at fair value in the accompanying consolidated financial statements.